Exhibit 10.13

Schedule identifying agreements substantially identical to the form of Indemnity Agreement constituting Exhibit 10.12 hereto entered into by ORBCOMM Inc. and each of the following persons:

Jerome B. Eisenberg
Marc Eisenberg(1)
John J. Stolte, Jr.
Marco Fuchs
Timothy Kelleher
Didier Delepine
John Major
Hans E.W. Hoffmann
Gary M. Ritondaro
John R. Wood
Robert G. Costantini
Christian G. LeBrun
Brian J. Bell

(1)	Marc Eisenberg has entered into indemnification agreements in substantially the same form as Exhibit 10.12, in his capacity as director, with the following subsidiaries of ORBCOMM Inc.: Satcom International Group Plc. and MITE Global Communications S.A. de C.V.